GLOBAL EAGLE ACQUISITION CORP. ANNOUNCES FILING OF DEFINITIVE PROXY STATEMENT FOR ITS SPECIAL MEETING IN LIEU OF 2012 AND 2013 ANNUAL MEETINGS OF STOCKHOLDERS AND THAT THE SPECIAL MEETING HAS BEEN RESCHEDULED TO JANUARY 31, 2013

Los Angeles, CA — January 17, 2013 — Global Eagle Acquisition Corp. (the “Company”) announced today that it filed a definitive proxy statement for its special meeting in lieu of 2012 and 2013 annual meetings of stockholders to consider and vote upon proposals to approve and adopt the previously announced Agreement and Plan of Merger and Reorganization by and among the Company, EAGL Merger Sub Corp., a Delaware corporation, Row 44 Inc., a Delaware corporation, and PAR Investment Partners, L.P., a Delaware limited partnership (“PAR”), and the Stock Purchase Agreement by and between the Company and PAR for the purchase by the Company of 86% of the outstanding shares of Advanced Inflight Alliance AG, as well as to consider and vote upon related matters.

The Company also announced that its special meeting has been rescheduled to be held on January 31, 2013, at 8:30 a.m. Eastern time, which is one day later than previously scheduled in order for it to coincide with the month end. The meeting will be held at the offices of McDermott Will & Emery LLP, 340 Madison Avenue, New York, New York. The original record date of December 17, 2012 has not been changed. The full meeting agenda is detailed in the definitive proxy statement, which will be mailed to all stockholders of record as of the record date.

About Advanced Inflight Alliance AG

Advanced Inflight Alliance AG (AIA) is the world's leading provider of innovative content and solutions for the in-flight entertainment industry. AIA, which is listed on the Frankfurt Stock Exchange, and its subsidiaries are market-leading companies pioneering in the "passenger experience" sector which provide content solutions such as international and local audio, video, applications, games and services to the majority of the world's airlines. AIA was incorporated in Germany in 1998 and completed its initial public offering in 1999.

About Row 44

Row 44, Inc. is a satellite-based in-flight Wi-Fi and entertainment content provider for commercial airlines. Row 44 enables airlines worldwide to provide their travelers with high-speed Internet connectivity, access to world-class entertainment content, including live television and streaming Video-On-Demand, and local activities that can be booked en route, all streamed directly to their Wi-Fi-enabled devices. Row 44, through their airline partners, has a fleet of approximately 450 high-speed Wi-Fi-enabled planes that operate over land and sea. The Row 44 platform uses Ku-band satellite technology for connectivity to deliver airline passengers a quality travel experience, and airlines incremental revenue and growth opportunities. To learn more, please visit www.row44.com.

About Global Eagle

Global Eagle Acquisition Corp. is a special purpose acquisition company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving Global Eagle Acquisition Corp. and one or more businesses. Global Eagle Acquisition Corp. is a Delaware corporation formed in 2011. It raised approximately $190 million in its IPO in May 2011 and its securities are traded on NASDAQ under the ticker symbols EAGL, EAGLW and EAGLU.

ADDITIONAL INFORMATION ABOUT THE TRANSACTION AND WHERE TO FIND IT

Global Eagle has filed with the Securities and Exchange Commission (SEC) a definitive proxy statement in connection with the proposed business combination and will mail a definitive proxy statement and other relevant documents to its stockholders. Global Eagle stockholders and other interested persons are advised to read the definitive proxy statement, and any amendments thereto, in connection with Global Eagle's solicitation of proxies for the stockholders’ meeting to be held to approve the business combination because the proxy statement contains important information about AIA, Row 44, Global Eagle and the proposed business combination. The definitive proxy statement will be mailed to stockholders of record of Global Eagle as of December 17, 2012. Stockholders will also be able to obtain copies of the proxy statement, without charge, at the SEC's website at http://www.sec.gov, or by directing a request to: Global Eagle Acquisition Corp., 10900 Wilshire Blvd., Suite 1500, Los Angeles, CA 90024. Attn.: James A. Graf, Chief Financial Officer.

PARTICIPANTS IN THE SOLICITATION

Global Eagle and its directors and officers may be deemed participants in the solicitation of proxies to Global Eagle's stockholders with respect to the transaction. A list of the names of those directors and officers and a description of their interests in Global Eagle is contained in the proxy statement for the proposed business combination.

FORWARD LOOKING STATEMENTS

This press release may include "forward looking statements" within the meaning of the "safe harbor" provisions of the United Stated Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "anticipate", "believe", "expect", "estimate", "plan", "outlook", and "project" and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward looking statements with respect to the timing of the proposed business combination with Row 44 and AIA, as well as the expected performance, strategies, prospects and other aspects of the businesses of Global Eagle, AIA, Row 44 and the combined company after completion of the proposed business combination, are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward looking statements. These factors include, but are not limited to: (1) the inability of Global Eagle to meet NASDAQ’s listing requirements, including the minimum 300 public holders requirement; (2) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement with Row 44 or the stock purchase agreement for the acquisition of shares of AIA (the "Business Combination Agreements"); (3) the outcome of any legal proceedings that may be instituted against Global Eagle, AIA, Row 44 or others following announcement of the Business Combination Agreements and transactions contemplated therein; (4) the inability to complete the transactions contemplated by the Business Combination Agreements due to the failure to obtain approval of the stockholders of Global Eagle or other conditions to closing in the Business Combination Agreement; (5) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals or complete regulatory reviews required to complete the transactions contemplated by the Business Combination Agreements; (6) the risk that the proposed transaction disrupts current plans and operations as a result of the announcement and consummation of the transactions described herein; (7) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with suppliers and obtain adequate supply of products and retain its key employees; (8) costs related to the proposed business combination; (9) changes in applicable laws or regulations; (10) the possibility that AIA and Row 44 may be adversely affected by other economic, business, and/or competitive factors; and (11) other risks and uncertainties indicated from time to time in the proxy statement filed by Global Eagle with the SEC, including those under "Risk Factors" therein, and other filings with the SEC by Global Eagle. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and Global Eagle, AIA and Row 44 undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.